Exhibit 99.1

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On October 31, 2014, Kimball International, Inc. (the “Company”), completed the spin-off of its EMS segment. The separation resulted in two independent publicly-traded companies: Kimball International, Inc., an industry leader in the sale and manufacture of furnishings for the commercial, hospitality, government, healthcare, education, and finance market verticals which now is trading on the NASDAQ under the ticker symbol “KBAL”; and Kimball Electronics, Inc. (“Kimball Electronics”), a leading global provider of engineering, manufacturing, and supply chain services to customers in the automotive, medical, industrial, and public safety markets which now is trading on the NASDAQ under the ticker symbol “KE”. The Company distributed the related shares of Kimball Electronics, on a pro rata basis, to the Company's Share Owners of record as of October 22, 2014 (the Record Date). On October 31, 2014, each of the Company's shareholders received three shares of Kimball Electronics for every four shares of the Company held by such shareholder on the Record Date.

After the Distribution Date, the Company does not beneficially own any Kimball Electronics ordinary shares and will no longer consolidate Kimball Electronics into its financial results. Beginning in the second quarter of fiscal year 2015, Kimball Electronics’ historical financial results for periods prior to the Distribution Date will be reflected in the Company's consolidated financial statements as a discontinued operation.

The following unaudited pro forma consolidated financial information is based upon the historical financial statements of the Company, adjusted to reflect the spin-off of Kimball Electronics. The following unaudited pro forma consolidated financial statements of the Company should be read in conjunction with the related notes and with the historical consolidated financial statements of the Company and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated balance sheet reflects the spin-off of Kimball Electronics as if it had occurred on September 30, 2014, while the unaudited pro forma consolidated statements of income for the periods ended September 30, 2014, June 30, 2014, June 30, 2013 and June 30, 2012, respectively, give effect to the spin-off of Kimball Electronics as if it had occurred on July 1, 2011. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Company's management believes to be reasonable.

The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the spin-off of Kimball Electronics occurred on the dates indicated for the unaudited pro forma consolidated balance sheet or for each period presented for the unaudited pro forma consolidated statements of income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	First Quarter Ended September 30, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Net Sales	$348,249	$(203,803)	$—		$144,446
Cost of Sales	275,687	(178,424)	—		97,263
Gross Profit	72,562	(25,379)	—		47,183
Selling and Administrative Expenses	58,888	(15,383)	(1,135)	(b)	42,370
Operating Income	13,674	(9,996)	1,135		4,813
Other Income (Expense):
Interest income	45	(4)	—		41
Interest expense	(10)	4	—		(6)
Non-operating income	23	(5)	—		18
Non-operating expense	(853)	502	—		(351)
Other income (expense), net	(795)	497	—		(298)
Income Before Taxes on Income	12,879	(9,499)	1,135		4,515
Provision for Income Taxes	4,883	(3,019)	12	(c)	1,876
Net Income	$7,996	$(6,480)	$1,123		$2,639

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.20				$0.06
Class B	$0.21				$0.07
Diluted Earnings Per Share:
Class A	$0.20				$0.06
Class B	$0.21				$0.07

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,712				38,712
Diluted	38,746				38,746
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the pro forma continuing operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $2.4 million ($1.4 million after-tax or $0.04 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

Operating income includes pre-tax supplemental employee retirement plan (“SERP”) income of $0.2 million within Selling and Administrative Expense and is offset in Other Income (Expense), resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Fiscal Year Ended June 30, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
Net Sales	$1,285,347	$(741,530)	$—		$543,817
Cost of Sales	1,029,323	(652,231)	—		377,092
Gross Profit	256,024	(89,299)	—		166,725
Selling and Administrative Expenses	220,727	(55,946)	(1,523)	(b)	163,258
Other General Income	(5,688)	5,688	—		—
Restructuring Expense	402	(402)	—		—
Operating Income	40,583	(38,639)	1,523		3,467
Other Income (Expense):
Interest income	220	(41)	—		179
Interest expense	(28)	2	—		(26)
Non-operating income	3,612	(732)	—		2,880
Non-operating expense	(1,214)	449	—		(765)
Other income (expense), net	2,590	(322)	—		2,268
Income Before Taxes on Income	43,173	(38,961)	1,523		5,735
Provision for Income Taxes	9,712	(8,919)	170	(c)	963
Net Income	$33,461	$(30,042)	$1,353		$4,772

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.85				$0.11
Class B	$0.88				$0.13
Diluted Earnings Per Share:
Class A	$0.84				$0.11
Class B	$0.86				$0.13

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,404				38,404
Diluted	39,037				39,037
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the pro forma continuing operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $6.8 million ($4.2 million after-tax or $0.10 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

•
Pre-tax loss related to decision to downsize the plane fleet from three jets to two and the resulting reclassification as held for sale, resulting in a $1.2 million impairment charge ($0.7 million after-tax or $0.02 per Class B diluted share).

•	Pre-tax gain on sale of an idle facility of $1.7 million ($1.1 million after-tax or $0.03 per Class B diluted share).
Operating Income includes pre-tax SERP expense of $2.6 million within Selling and Administrative Expense and is offset in Other Income (Expense) resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Fiscal Year Ended June 30, 2013
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Continuing Operations
Net Sales	$1,203,134	$(703,129)	$500,005
Cost of Sales	979,386	(619,757)	359,629
Gross Profit	223,748	(83,372)	140,376
Selling and Administrative Expenses	200,331	(49,345)	150,986
Restructuring Expense	416	(416)	—
Operating Income	23,001	(33,611)	(10,610)
Other Income (Expense):
Interest income	404	(96)	308
Interest expense	(35)	9	(26)
Non-operating income	2,381	(362)	2,019
Non-operating expense	(3,088)	401	(2,687)
Other income (expense), net	(338)	(48)	(386)
Income Before Taxes on Income	22,663	(33,659)	(10,996)
Provision for Income Taxes	2,784	(7,164)	(4,380)
Net Income	$19,879	$(26,495)	$(6,616)

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.50		$(0.20)
Class B	$0.53		$(0.17)
Diluted Earnings Per Share:
Class A	$0.49		$(0.20)
Class B	$0.52		$(0.17)

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	38,063		38,063
Diluted	38,522		38,063
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the pro forma continuing operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $5.0 million ($3.1 million after-tax or $0.08 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

Operating income includes pre-tax SERP expense of $1.7 million within Selling and Administrative Expense and is offset in Other Income (Expense), resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(Amounts in Thousands, Except for Per Share Data)

	Fiscal Year Ended June 30, 2012
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Continuing Operations
Net Sales	$1,142,061	$(616,751)	$525,310
Cost of Sales	932,106	(556,481)	375,625
Gross Profit	209,955	(60,270)	149,685
Selling and Administrative Expenses	188,148	(43,490)	144,658
Restructuring Expense	3,418	(3,418)	—
Operating Income	18,389	(13,362)	5,027
Other Income (Expense):
Interest income	430	(167)	263
Interest expense	(35)	6	(29)
Non-operating income	1,096	(473)	623
Non-operating expense	(2,178)	333	(1,845)
Other income (expense), net	(687)	(301)	(988)
Income Before Taxes on Income	17,702	(13,663)	4,039
Provision for Income Taxes	6,068	(3,778)	2,290
Net Income	$11,634	$(9,885)	$1,749

Earnings Per Share of Common Stock:
Basic Earnings Per Share:
Class A	$0.29		$0.03
Class B	$0.31		$0.05
Diluted Earnings Per Share:
Class A	$0.29		$0.03
Class B	$0.31		$0.05

Average Number of Shares Outstanding:
Class A and B Common Stock:
Basic	37,881		37,881
Diluted	38,087		38,087
See Notes to Unaudited Pro Forma Consolidated Financial Statements

Management believes it is useful for investors to understand that the pro forma continuing operations reported above include some expenses that are not indicative of the post-spin cost structure:

•
Estimated pre-tax cost of $3.2 million ($1.9 million after-tax or $0.05 per Class B diluted share) associated with the retirement and separation of employees due to the spin-off. Costs include salary, incentive compensation, performance shares, retirement contribution, and payroll tax.

Operating income includes an immaterial amount of pre-tax SERP expense within Selling and Administrative Expense which is offset in Other Income (Expense), resulting in no impact on Net Income.

KIMBALL INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(Amounts in Thousands, Except for Share and Per Share Data)

	September 30, 2014
	Historical Kimball International, Inc.	Kimball Electronics, Inc. Discontinued Operation (a)	Pro Forma Adjustments	Note	Pro Forma Continuing Operations
ASSETS
Current Assets:
Cash and cash equivalents	$113,195	$(20,701)	$(42,225)	(d)	$50,269
Receivables, net	180,992	(135,983)	—		45,009
Inventories	150,295	(119,447)	—		30,848
Prepaid expenses and other current assets	49,928	(22,046)	—		27,882
Total current assets	494,410	(298,177)	(42,225)		154,008
Property and Equipment, net	189,137	(99,472)	—		89,665
Goodwill	2,564	(2,564)	—		—
Other Intangible Assets, net	4,015	(831)	—		3,184
Other Assets	27,738	(14,464)	—		13,274
Total Assets	$717,864	$(415,508)	$(42,225)		$260,131

LIABILITIES AND SHARE OWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt	$27	$—	$—		$27
Accounts payable	181,719	(122,523)	—		59,196
Dividends payable	1,903	—	—		1,903
Accrued expenses	63,277	(20,516)	—		42,761
Total current liabilities	246,926	(143,039)	—		103,887
Other Liabilities:
Long-term debt, less current maturities	248	—	—		248
Other	26,714	(9,459)	—		17,255
Total other liabilities	26,962	(9,459)	—		17,503
Share Owners' Equity:
Common stock-par value $0.05 per share:
Class A - Shares authorized: 50,000,000 Shares issued: 11,148,000	557	—	—		557
Class B - Shares authorized: 100,000,000 Shares issued: 31,877,000	1,594	—	—		1,594
Additional paid-in capital	2,031	(380)	—		1,651
Retained earnings	491,086	(265,807)	(42,225)	(e)	183,054
Accumulated other comprehensive income (loss)	(2,077)	3,177	—		1,100
Less: Treasury stock, at cost:
Class A - 3,103,000 shares	(35,271)	—	—		(35,271)
Class B - 1,064,000 shares	(13,944)	—	—		(13,944)
Total Share Owners' Equity	443,976	(263,010)	(42,225)		138,741
Total Liabilities and Share Owners' Equity	$717,864	$(415,508)	$(42,225)		$260,131
See Notes to Unaudited Pro Forma Consolidated Financial Statements

KIMBALL INTERNATIONAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a)
Reflects the operations of Kimball Electronics. It excludes certain general corporate overhead expenses that were allocated to Kimball Electronics in its historical consolidated financial statements that do not specifically relate to Kimball Electronics. Such general corporate expenses do not meet requirements to be presented in discontinued operations and thus are presented as part of the continuing operations of the Company. The cash balance shown in the discontinued operations column represents Kimball Electronics' closing cash balance as of September 30, 2014, prior to the spin-off, which consists only of cash held by the foreign operations of Kimball Electronics. Kimball Electronics began operation as an independent company with $63 million of cash, including the cash held by its foreign facilities.

(b)
Reflects the removal of spin-off costs incurred during the first quarter ended September 30, 2014 and fiscal year ended June 30, 2014 related to the spin-off of Kimball Electronics which were not included in the Kimball Electronics, Inc. Discontinued Operations column.

(c)	Reflects the tax effects of the pro forma adjustments at the applicable statutory income tax rates, adjusted for nondeductible spin-off costs.

(d)
Reflects the cash distribution to Kimball Electronics which, if the distribution had been paid as of September 30, 2014, would have been necessary to increase the cash held by Kimball Electronics to $63 million, pursuant to the terms of the Separation and Distribution Agreement.

(e)	Total equity was adjusted as a result of adjustment (d) above.